LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Equity Portfolio
Lazard Retirement Small Cap Portfolio

Supplement to Prospectus dated May 1, 2000

The following are the principal persons who are primarily responsible for the day-to-day management of the assets of the indicated Portfolios. Biographical information is provided for new portfolio managers. This information replaces any contrary information contained in the Prospectus.

Lazard Retirement Equity Portfolio

Herbert W. Gullquist and Jeffrey Kigner. Mr. Kigner has been a Managing Director of the Investment Manager and a portfolio manager of the Portfolio since January 2001. For more than five years prior thereto, he was Chief Investment Officer and Co-Chairman of John A. Levin & Co.

Lazard Retirement Small Cap Portfolio

Herbert W. Gullquist, Leonard M. Wilson and Patrick Mullin. Mr. Wilson is a Director of the Investment Manager, which he joined in 1988, and has been a portfolio manager of the Portfolio since January 2001. Mr. Mullin is a Senior Vice President of the Investment Manager, which he joined in February 1998, and has been a portfolio manager of the Portfolio since January 2001. Prior to joining the Investment Manager, he was with Target Capital Management from February 1997 to December 1997, and prior to that he was with Dillon, Read & Co. Inc.

January 31, 2001